Eaton Vance Stock NextShares

Ticker EVSTC

Listing Exchange: The NASDAQ Stock Market LLC

Prospectus Dated
May 1, 2020
as revised February 17, 2021

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (http://www.eatonvance.com/nextsharesdocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a financial advisor, broker-dealer or bank).

You may elect to receive all future Fund shareholder reports in paper free of charge. You can contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this Prospectus

	Page		Page
Fund Summary	2	Investment Objective & Principal Policies and Risks	10
Investment Objective	2	Additional Information about NextShares	18
Fees and Expenses of the Fund	2	Management and Organization	20
Portfolio Turnover	2	How Net Asset Value is Determined	21
Principal Investment Strategies	2	Buying and Selling Shares	22
About NextShares	3	Distribution	24
Principal Risks	4	Portfolio Holdings Disclosure	25
Performance	5	Fund Distributions	25
Management	6	Additional Tax Information	26
Purchases and Sales of Fund Shares	6	Financial Highlights	27
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	9

NextShares® are a new type of actively managed fund that differ from traditional mutual funds and exchange-traded funds. Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”) and will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. Investing in NextShares involves certain risks as described in this Prospectus. NextShares funds began trading in February 2016 and have a limited operating history.

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Fund Summary

Investment Objective

The Fund's investment objective is to seek long-term capital appreciation by investing in a diversified portfolio of equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.51%
Total Annual Fund Operating Expenses	2.10%
Expense Reimbursement(2)	(1.45)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%
(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and Stock Portfolio (the “Portfolio”), the Fund’s master Portfolio.
(2)	The investment adviser and administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.65%. This expense reimbursement will continue through April 30, 2021. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the Fund provides a return of 5% each year, that Fund operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$517	$995	$2,316

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turn overs” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of common stocks (the “80% Policy”). The Fund may invest in companies with a broad range of market capitalizations, including smaller companies. The Fund generally intends to maintain investments in all or substantially all of the market sectors represented in the S&P 500® Index. Particular stocks owned will not mirror the S&P 500® Index. The Fund may invest up to 25% of its total assets in foreign securities which may be issued by companies domiciled in developed or emerging market countries. As an alternative to holding foreign stocks directly, the Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors. The Fund may also invest in publicly traded real estate investment trusts (“REITs”).

Eaton Vance Stock NextShares	2	Prospectus dated May 1, 2020 as revised February 17, 2021

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or as a substitute for the purchase or sale of securities. The Fund expects to use derivatives principally when seeking to gain exposure to equity securities by writing put options or to generate income by writing covered call options or put options. The Fund may also enter into a combination of options transactions on individual securities. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars and equity swap agreements. There is no stated limit on the Fund’s use of derivatives.

The portfolio of securities is selected primarily on the basis of fundamental research. The portfolio manager utilizes the information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. In selecting securities, the portfolio manager seeks companies that have sustainable earnings and cash flow, a strong and durable financial profile, secular and cyclical growth prospects, and the ability to maintain a competitive position within its industry. In addition, the portfolio manager employs a portfolio construction process that seeks to manage investment risk. This process includes the use of portfolio optimization tools (quantitative tools that help track the Portfolio’s fundamental characteristics such as its volatility, valuation and growth rate) and risk management techniques to assist in portfolio construction and monitoring and maintaining issuer and industry diversification among portfolio holdings. The portfolio manager may sell a security when he believes it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options. The portfolio manager may also consider financially material environmental, social and governance factors in evaluating an issuer. These considerations may be taken into account alongside other fundamental research in the investment selection process.

The Fund currently invests its assets in the Portfolio, a separate registered investment company with substantially the same investment objective and policies as the Fund, but may also invest directly in securities and other instruments.

About NextShares®

NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). NextShares funds began trading in February 2016 and have a limited operating history. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged.

Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (“Broker”), and may not be directly purchased or redeemed from the fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”), which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See “Purchases and Sales of Fund Shares” below for important information about how to buy and sell shares.

How NextShares Compare to Mutual Funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.

Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag (the impact of uninvested cash on performance) in connection with investor inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.

How NextShares Compare to ETFs. Similar to ETFs, NextShares are issued and redeemed only in specified large aggregations (“Creation Units”) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.

Eaton Vance Stock NextShares	3	Prospectus dated May 1, 2020 as revised February 17, 2021

Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund investors against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see “Additional Information about NextShares” in this Prospectus.

Principal Risks

Contingent Pricing Risk. Trading prices of Fund shares are directly linked to the Fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. Emerging market securities often involve greater risks than developed market securities.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

Eaton Vance Stock NextShares	4	Prospectus dated May 1, 2020 as revised February 17, 2021

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Smaller Company Risk. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. The portfolio manager also uses quantitative portfolio optimization and risk management techniques in making investment decisions for the Fund. There can be no assurance that these techniques will achieve the desired results.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund investors may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large investors or groups of investors of their holdings in the Fund could have an adverse impact on the remaining investors in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Eaton Vance Stock NextShares	5	Prospectus dated May 1, 2020 as revised February 17, 2021

Performance

The returns in the bar chart and table for the period from February 25, 2016 (commencement of operations) to December 31, 2018 are for the Fund and for periods prior to the date the Fund commenced operations are for a mutual fund that invests in the Portfolio (the “Portfolio Investor”). The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Portfolio Investor/Fund’s average annual returns at NAV over time compare with those of a broad-based securities market index. The performance prior to February 25, 2016 does not represent the performance of the Fund. The investment performance of the Portfolio Investor (rather than the Portfolio itself) is shown for certain periods as noted because it reflects the expenses typically borne by a retail fund investing in the Portfolio. The Portfolio Investor returns are not adjusted to reflect differences between the total net operating expenses of the Fund and the Portfolio Investor during the periods shown. If such adjustment were made, the performance presented prior to February 25, 2016 would be higher because the Fund’s total net operating expenses are lower than those of the Portfolio Investor. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance and that of the Portfolio Investor reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Current Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2019, the highest quarterly total return for the Fund or Portfolio Investor was 15.51% for the quarter ended March 31, 2019, and the lowest quarterly return was -15.05% for the quarter ended September 30, 2011.

Average Annual Total Return as of December 31, 2019	One Year	Five Years	Ten Years
Return Before Taxes	35.95%	11.68%	12.54%
Return After Taxes on Distributions	33.90%	10.59%	11.06%
Return After Taxes on Distributions and Sale of Fund Shares	23.38%	9.50%	10.25%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	31.49%	11.69%	13.55%

The net asset values used in the performance calculation may be rounded to the nearest cent prior to calculation. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to investors who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”) serves as investment adviser to the Fund. Boston Management and Research (“BMR”) serves as investment adviser to the Portfolio.

Portfolio Manager. The Fund and Portfolio are managed by Charles B. Gaffney, Vice President of Eaton Vance and BMR. He has managed the Fund since its inception in February 2016 and the Portfolio and its predecessor fund since November 2007.

Eaton Vance Stock NextShares	6	Prospectus dated May 1, 2020 as revised February 17, 2021

Purchases and Sales of Fund Shares

Buying and Selling Shares in the Secondary Market. Shares of the Fund are listed and available for trading on The NASDAQ Stock Market LLC (the “Listing Exchange”) during the Listing Exchange’s core trading session (generally 9:30 am to 4:00 pm Eastern Time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market.

Buying and selling Fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in Fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the second following business day (T+2). Orders to buy and sell Fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.

Trading in Fund shares differs from buying and selling ETFs and listed stocks in four respects:

•	how intraday prices of executed trades and bids and offers posted by market makers are expressed;
•	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;
•	what limit orders mean and how limit prices are expressed; and
•	how and when the final price of executed trades is determined.

Intraday Prices and Quote Display Format. The intraday price of executed trades and bids and offers quoted for Fund shares are all expressed relative to the Fund’s next determined NAV, rather than as an absolute dollar price. As noted above, the Fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the Fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the Fund’s NAV on the trade date. If the last trade in Fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”

Bid and offer quotes and prices of Fund shares in NAV-based format can be accessed intraday on certain Broker terminals using the Fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the Fund’s trading costs and trading spreads is provided on its webpage on eatonvance.com.

Sizing Buy and Sell Orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the Fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the Fund’s current portfolio value (“Intraday Indicative Value” or “IIV”). IIVs can be accessed on the Fund’s webpage at eatonvance.com and may also be available from Brokers and market data services.

The price of a transaction in Fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of Fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00).

Eaton Vance Stock NextShares	7	Prospectus dated May 1, 2020 as revised February 17, 2021

And if you seek to sell approximately $15,000 of Fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (≈ $15,000 ÷ $19.97).

Because IIVs are estimates and will generally differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the Fund’s next determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.

Limit Orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell Fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.

Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.

Final Prices of Executed Trades. The premium or discount to NAV at which Fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the Fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.

The premium or discount to NAV at which Fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed trades until the Fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.

Eaton Vance Stock NextShares	8	Prospectus dated May 1, 2020 as revised February 17, 2021

Transactions Directly with the Fund. The Fund issues and redeems shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor for this purpose. The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. The Fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The Fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see “Buying and Selling Shares.”

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), you should be aware that the Fund’s investment adviser (or one of its affiliates) may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Eaton Vance Stock NextShares	9	Prospectus dated May 1, 2020 as revised February 17, 2021

Investment Objective & Principal Policies and Risks

The investment objective and principal investment policies and risks of the Fund are described in its Fund Summary. Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which the Fund may engage from time to time. The Fund seeks to achieve its objective by investing in the Portfolio and/or by investing directly in securities and other instruments. References to the Fund below are to the Fund and the Portfolio. See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions. As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Equity Securities. Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes. The Fund cannot predict the income it might receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas.

Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Trading in certain foreign markets is also subject to liquidity risk.

Political events in foreign countries may cause market disruptions. In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”). Effective January 31, 2020, the UK ceased to be a member of the EU following a period of impasse within the UK Parliament, and the holding of an early general election in December 2019 to break the deadlock. The European Parliament and UK Government are expected to focus attention on the nature of the UK’s future relationship with the EU during an agreed transitional period. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are difficult to predict. Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid.

Eaton Vance Stock NextShares	10	Prospectus dated May 1, 2020 as revised February 17, 2021

Emerging Markets Investments. The risks of foreign investments can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency. Costs are incurred in connection with conversions between currencies.

Smaller Companies. Securities of smaller companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies. Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may be more difficult to value these investments and may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Fund obligations created pursuant to derivative instruments may give rise to leverage, which would subject the Fund to the requirements described under “Asset Coverage” in the Fund’s SAI. The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument. Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”). The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, or as a substitute for the purchase or sale of securities. The Fund may trade in the specific type(s) and/or combinations of derivative transactions listed below.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks. Certain derivatives may also be subject to credit risk and interest rate risk. In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

Eaton Vance Stock NextShares	11	Prospectus dated May 1, 2020 as revised February 17, 2021

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Fund.

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions. In particular, the Dodd-Frank Act and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented. Additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. Fund management cannot predict the effects of any new governmental regulation that may be implemented, and future regulation may impair the effectiveness of the Fund’s derivative transactions and its ability to achieve its investment objectives.

Options. Options may be traded on an exchange and OTC. By buying a put option on a particular instrument, the Fund acquires a right to sell the underlying instrument at the exercise price. By buying a put option on an index, the Fund acquires a right to receive the cash difference between the strike price of the option and the index price at expiration. A purchased put position also typically can be sold at any time by selling at prevailing market prices. Purchased put options generally are expected to limit the Fund's risk of loss through a decline in the market value of the underlying security or index until the put option expires. When buying a put option, the Fund pays a premium to the seller of the option. If the price of the underlying security or index is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller. The Fund may purchase uncovered put options on securities, meaning it will not own the securities underlying the option.

The Fund may also write (i.e., sell) put options. The Fund will receive a premium for selling a put option, which may increase the Fund's return. In selling a put option on a security, the Fund has the obligation to buy the security at an agreed upon price if the price of such instrument decreases below the exercise price. By selling a put option on an index, the Fund has an obligation to make a payment to the buyer to the extent that the value of the index decreases below the exercise price as of the option valuation date. If the value of the underlying security or index on the option’s expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

The Fund may purchase call options. By purchasing a call option on a security, the Fund has the right to buy the security at the option’s exercise price. By buying a call option on an index, the Fund acquires the right to receive the cash difference between the market price of the index and strike price at expiration. Call options typically can be exercised any time prior to option maturity or, sold at the prevailing market price.

The Fund may also write (i.e., sell) a call option on a security or index in return for a premium. A call written on a security obligates the Fund to deliver the underlying security at the option exercise price. Written index call options obligate the Fund to make a cash payment to the buyer at expiration if the market price of the index is above the option strike price. Calls typically can also be bought back by the Fund at prevailing market prices and the Fund also may enter into closing purchase transactions with respect to written call options. The Fund may write call options on securities that it owns (so-called covered calls) and also may write uncovered call options. With respect to written covered calls, the Fund may sell the underlying security prior to entering into a closing purchase transaction on up to 5% of its net assets within three days of such transaction. The Fund may also engage in various types of option strategies using put and/or call options.

Eaton Vance Stock NextShares	12	Prospectus dated May 1, 2020 as revised February 17, 2021

The Fund’s options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of their underlying instruments, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market. The hours of trading for options may not conform to the hours during which the underlying instruments are traded. To the extent that the options markets close before markets for the underlying instruments, significant price and rate movements can take place in the markets that would not be reflected concurrently in the options markets.

The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the seller of a covered call option or an index call option, the Fund may forego, during the option’s life, the opportunity to profit from increases in the market value of the underlying instrument covering the call option above the sum of the premium received by the Fund and the exercise price of the call. The Fund also retains the risk of loss, minus the option premium received, should the price of the underlying instrument decline.

Participants in OTC markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. OTC option contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC options becomes restricted. The ability of the Fund to transact business with any one or a number of counterparties may increase the potential for losses to the Fund, due to the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement of the options.

Swaptions. Swaptions are options giving the option owner the right (but not the obligation) to enter into a swap agreement as buyer or seller, or to extend, shorten, cancel or otherwise modify an existing swap agreement at a future date on specified terms.

Depending on the terms of the particular swaption, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying swap agreement.

Put option spreads involve purchasing put options at a specific strike price while also selling the same number of puts at a lower strike price. By doing so, the Fund can lower the net cost of its market hedging activities, since the premiums received from selling put options will offset, in part, the premiums paid to purchase the put options. Although less expensive than buying a standalone put option, buying a put option spread will expose the Fund to incremental loss if the value of the applicable instrument at contract expiration is below the exercise price of the put option sold.

Futures Contracts. Futures are standardized, exchange-traded contracts. Futures contracts on securities obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the financial instrument called for in the contract at a specified future date at a specified price. An index futures contract obligates the purchaser to take, and a seller to deliver, an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions, and physical delivery of financial instruments or delivery of cash, as applicable, is thereby avoided. An option on a futures contract gives the holder the right to enter into a specified futures contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

Eaton Vance Stock NextShares	13	Prospectus dated May 1, 2020 as revised February 17, 2021

Equity Swaps. Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500® Index), basket of equity securities, or individual equity security.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Short Sales. The Fund may engage in short sales on securities or a basket or index of securities. A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. When making a short sale, the Fund must segregate liquid assets with a broker or the custodian equal to (or otherwise cover) its obligations under the short sale. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The seller of a short position generally realizes a profit from the transaction if the proceeds it receives on the short sale exceed the cost of purchasing the securities sold short in the market, but will generally realize a loss if the cost of closing the short position exceeds the proceeds from the short sale. The Fund pays interest or dividend expense with respect to securities sold short.

If the Fund does not own the securities sold short, the short sale exposes the Fund to the risk that it will be required to purchase securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. There is no assurance that a security sold short will decline in value or make a profit for the Fund. In addition, there is no guarantee that any security needed to cover the short position will be available for purchase. Short selling carries a risk that the counterparty to the short sale may fail to honor its contract terms, causing a loss to the Fund. If the Fund invests the proceeds received for selling securities short in other investments, the Fund is employing a form of leverage.

Real Estate Investments. Companies primarily engaged in the real estate industry and other real estate-related investments may include publicly traded real estate investment trusts (“REITs”) or real estate operating companies that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as lodging operators, brokers, property management companies, building supply manufacturers, mortgage lenders, or mortgage servicing companies. REITs tend to be small to medium-sized companies, and may include equity REITs and mortgage REITs. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs are pooled investment vehicles that have expenses of their own, so the Fund will indirectly bear its proportionate share of those expenses. The Fund will not own real estate directly.

Real estate investments are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that investments concentrate in particular geographic regions or property types.

Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversiﬁed. Equity and mortgage REITs are also subject to heavy cash ﬂow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs are also subject to credit, market, liquidity and interest rate risks.

REITs may issue debt securities to fund their activities. The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Eaton Vance Stock NextShares	14	Prospectus dated May 1, 2020 as revised February 17, 2021

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets. These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value less liquid investments. These effects may be exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments. Illiquid investments mean any investments that the Fund’s investment adviser reasonably expects cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Pooled Investment Vehicles. The Fund may invest in pooled investment vehicles. Pooled investment vehicles are open- and closed-end investment companies unaffiliated with the investment adviser, open-end investment companies affiliated with the investment adviser and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other instruments that they own. The market for common shares of closed-end investment companies and ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such fund’s underlying securities. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to such fund’s net asset value. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests. If such fees exceed 0.01%, the costs associated with such investments will be reflected under Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table(s) in its Fund Summary. Requirements of the 1940 Act may limit the Fund’s ability to invest in other investment companies, including ETFs, unless the investment company has received an exemptive order from the SEC on which the Fund may rely.

Preferred Stock.  Preferred stock is a class of equity security that pays a specified dividend that typically must be paid before any dividends can be paid to common stockholders and takes precedence over common stock in the event of the issuer’s liquidation. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Dividend payments on preferred stocks may be subordinate to interest payments on the issuer’s debt obligations. Certain preferred stocks may be convertible to common stock. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Preferred stocks are subject to issuer-specific and market risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks are considered an equity security.

Restricted Securities. Securities held by the Fund may be legally restricted as to resale (such as those issued in private placements), including commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, securities eligible for resale pursuant to Rule 144A thereunder, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S thereunder. Restricted securities may not be listed on an exchange and may have no active trading market. The Fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities. The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. In addition, if the investment adviser receives non-public information about the issuer, the Fund may as a result be unable to sell the securities.

Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. It may be difficult to sell restricted securities at a price representing fair value until such time as the securities may be sold publicly. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Holdings of restricted securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.

Eaton Vance Stock NextShares	15	Prospectus dated May 1, 2020 as revised February 17, 2021

Securities Lending. The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may engage in securities lending to generate income. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so. The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Borrowing. The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions). Any borrowings by the Fund are subject to the requirements of the 1940 Act. Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s). Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings). The Fund will not purchase additional investments while outstanding borrowings exceed 5% of the value of its total assets.

In addition, the Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Cash and Money Market Instruments. The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated investment company that invests in such instruments. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market instruments temporarily, which may be inconsistent with its investment objective(s) and other policies.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Market Trading. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for Fund shares will develop or be maintained, or that the listing of Fund shares will continue unchanged. Buying and selling Fund shares may require the payment of brokerage commissions and expose the buyer or seller to other trading costs. Due to brokerage commissions and other trading costs, frequent trading may detract from realized investment returns. Trading prices of Fund shares may be above, at or below NAV, will fluctuate in relation to NAV based on supply and demand in the market for Fund shares and other factors, and may vary significantly from NAV during periods of market volatility. An investor’s realized investment returns will be reduced if the investor sells Fund shares at a greater discount or narrower premium than the one at which he or she acquired the Fund shares. Fund shares may be purchased or redeemed in transactions directly with the Fund only in Creation Unit quantities by or through Authorized Participants. The Fund may have a limited number of active Authorized Participants. To the extent that Authorized Participants withdraw and are not replaced, Fund shares may trade at wider premiums/discounts to NAV and may possibly face delisting.

Contingent Pricing Risk.  Trading prices of Fund shares are directly linked to the Fund’s next determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below under “Buying and Selling Shares”) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.

Eaton Vance Stock NextShares	16	Prospectus dated May 1, 2020 as revised February 17, 2021

Use of Master-Feeder Structure. The Fund invests substantially all of its assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. Use of this investment structure, called “master-feeder,” enables the Fund to pool its assets with other investors with substantially the same investment objective and policies that also invest in the same Portfolio, resulting in efficiencies in management and administration that can lower Fund costs and enhance investor returns.

The Portfolio seeks to transact with its investors on a basis that protects the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows. The Portfolio does this by imposing a fee (“Portfolio Transaction Fee”) on inflows and outflows by Portfolio investors, sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and or/other instruments to be distributed. Portfolio Transaction Fees apply to all investors in the Portfolio in the same manner to avoid discrimination among Portfolio investors.

The amount of Portfolio Transaction Fees may vary over time, depending on estimated trading costs, processing costs and other considerations. The Portfolio generally imposes higher Portfolio Transaction Fees on cash transactions than on in-kind contributions and distributions. In all cases, the Portfolio Transaction Fee is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance to be appropriate. The maximum Portfolio Transaction Fee imposed is 2% of the amount of the contribution or withdrawal.

The ability of the Fund to meet its investment objective is directly related to the ability of the associated Portfolio to meet its objective. Other investors in the Portfolio may have different expense structures, pay different total amounts of Portfolio Transaction Fees and may be offered and sold on different terms than the Fund. As a result, the Fund’s performance may differ from that of other investors in the same Portfolio, including other Eaton Vance-sponsored funds. Contribution and withdrawal activities by other Portfolio investors may impact the management of the Portfolio and its ability to achieve its investment objective. A large withdrawal by one Portfolio investor could have an adverse effect on other Portfolio investors. The Fund's adviser or its affiliate also serves as investment adviser to the Portfolio. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary responsibilities to each of the Fund and the Portfolio.

As a Portfolio investor, the Fund may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its investors to consider Portfolio matters and then vote its interest in the Portfolio in proportion to the votes cast by its investors. The Fund can withdraw its Portfolio investment at any time without investor approval.

The Board may discontinue the Fund’s investment in a Portfolio if it determines that it is in the best interest of the Fund and its investors to do so. In such an event, the Board would consider what action might be taken, including investing Fund assets in another pooled investment entity, instructing the investment adviser to invest Fund assets directly or retaining an investment adviser to manage Fund assets in accordance with its investment objective(s). The Fund’s investment performance and expense ratio may be affected if its investment structure is changed or if another Portfolio investor withdraws all or a portion of its investment in the Portfolio.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Eaton Vance Stock NextShares	17	Prospectus dated May 1, 2020 as revised February 17, 2021

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers. To date, cyber incidents have not had a material adverse effect on the Fund’s business operations or performance.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a investor’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its investors could be negatively impacted as a result.

Research Process.  The Fund’s portfolio management utilizes the information provided by, and the expertise of, the research staff of the investment adviser and its affiliates in making investment decisions. As part of the research process, portfolio management may consider financially material environmental, social and governance (“ESG”) factors. Such factors, alongside other relevant factors, may be taken into account in the Fund’s securities selection process.

Recent Market Conditions.  An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

General.  The Fund's 80% Policy will not be changed unless shareholders are given at least 60 days’ advance written notice of the change. The Fund's investment objective and certain other policies may be changed without investor approval. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time. Purchase and redemption activities by Fund investors may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large investors or groups of investors of their holdings in the Fund could have an adverse impact on the remaining investors in the Fund. Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy. With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks. See “Additional Information about Investment Strategies and Risks” in the Fund’s SAI.

Eaton Vance Stock NextShares	18	Prospectus dated May 1, 2020 as revised February 17, 2021

Additional Information about NextShares

Description of NextShares. The Fund operates pursuant to an exemptive order issued by the SEC granting Eaton Vance NextShares Trust (the “NextShares Trust”) and Eaton Vance an exemption from certain provisions of the 1940 Act. NextShares operate as follows:

•	NextShares are pooled investment funds that generally follow an active management style, seeking to outperform their designated benchmark and other funds with similar investment profiles;
•	NextShares funds value their shares at the end of each business day by dividing the current value of fund assets, less liabilities by the number of shares outstanding (referred to as “net asset value per share” or “NAV”);
•	Investors may purchase and sell shares of a NextShares fund on a national securities exchange or alternative trading system through a Broker. Individual shares may not be directly purchased or redeemed from the issuing fund;
•	Trading prices of NextShares are directly linked to the fund’s next end-of-day NAV utilizing a patented trading approach called “NAV-based trading.” In NAV-based trading, all trades are executed at the fund’s next computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each NextShares trade, the final transaction price is determined once NAV is computed. Buyers and sellers will not know the value of their purchases and sales until the end of the trading day. See “Buying and Selling Shares” below;
•	The premium or discount to NAV at which NextShares transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. NextShares do not offer the opportunity to transact intraday at prices determined at time of trade execution;
•	NextShares issue and redeem shares only in transactions by or through Authorized Participants in designated Creation Unit blocks of shares in exchange for the Basket of securities, other instruments and/or cash currently specified by the fund. Transactions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of investors. NextShares issue and redeem Creation Units of shares at NAV, plus or minus a transaction fee that is intended to cover the fund’s cost of processing the transaction and converting the Basket to or from the desired composition. See “Buying and Selling Shares” below; and
•	Prior to the beginning of market trading each business day, each NextShares fund will disclose the Basket that it will accept from and deliver to Authorized Participants to settle purchases and redemptions of Creation Units on that day. See “Buying and Selling Shares” below. The Basket is not intended to represent current holdings and may vary significantly from the fund’s current portfolio positioning.

NextShares funds seek to enhance their performance by utilizing a cost- and tax-efficient structure and by maintaining the confidentiality of current portfolio trading information. NextShares are designed to be long-term investment vehicles and are not suited for short-term trading. As described below, there are important differences between NextShares and ETFs and mutual funds.

Investors should be aware that the investments made, and performance results achieved by NextShares funds may differ from those of other funds for which Eaton Vance (or an affiliate) acts as investment adviser, including funds with similar names, investment objectives and policies.

How NextShares Compare to Mutual Funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the next determined NAV. NextShares, by contrast, cannot be directly purchased or redeemed except by or through Authorized Participants in Creation Unit quantities in exchange for the specified Basket. Unlike NextShares, mutual fund shares do not trade on an exchange. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.

Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. More specifically:

•	NextShares have a single class of shares with no sales loads or distribution and service (12b-1) fees;
•	Because they are set up to take advantage of the highly efficient share processing system of the Depositary Trust Company (“DTC”) used for publicly traded stocks and ETFs, NextShares are expected to operate with lower transfer agency expenses than incurred by most mutual funds;
Eaton Vance Stock NextShares	19	Prospectus dated May 1, 2020 as revised February 17, 2021

•	Unlike most mutual funds, NextShares are designed to protect fund performance from dilution in connection with investor inflows and outflows. For mutual funds, the costs of accommodating investor flows include the incremental trading costs incurred by the fund to resize its portfolio positions in response to inflows and outflows, and the foregone returns on portfolio cash held for flow-related reasons. In the NextShares structure, flow-related fund costs can be minimized by issuing and redeeming shares in-kind, and substantially offset by imposing transaction fees on direct purchases and redemption of shares; and
•	The Internal Revenue Code provides that a fund’s distributions of appreciated property to meet redemptions do not result in recognition by the fund of capital gains on the distributed property. NextShares funds generally meet redemptions by distributing securities and other instruments, while mutual funds typically meet redemptions with cash. To raise cash for redemptions, a mutual fund may be required to sell appreciated fund assets and thereby realize capital gains. By avoiding this adverse tax effect, NextShares that utilize in-kind redemptions may achieve higher tax efficiency than a mutual fund that meets redemptions with cash. Not all NextShares funds may meet redemptions in kind. NextShares funds that meet redemptions entirely in cash should not be expected to be more tax efficient than similar mutual funds.

How NextShares Compare to ETFs. Similar to ETFs, NextShares are issued and redeemed in Creation Unit quantities and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV using NAV-based trading. As described above, in NAV-based trading, all trades are executed at NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday based on currently (versus end-of-day) determined prices. Buyers and Sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

•	Different from ETFs, NextShares offer market makers a profit opportunity that does not require the management of intraday market risk. To realize profits from NextShares market making, a market maker holding positions in NextShares accumulated intraday need only transact with the fund to purchase (or redeem) a corresponding number of Creation Units, buy (sell) the equivalent quantities of Basket instruments at market-closing or better prices, and dispose of any remaining sub-Creation Unit share inventory through secondary market transactions prior to the close;
•	Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund investors against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve non-Basket instruments, the need for portfolio holdings disclosure to achieve tight markets in NextShares is eliminated;
•	Like ETFs, only an Authorized Participant may transact directly with a NextShares fund. A fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting; and
•	Different from conventional ETF trading, the NAV-based trading employed for NextShares provides built-in trade execution cost transparency and the ability to control transaction costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known to individual investors and cannot be controlled by them.

Management and Organization

Management. The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance”), a registered investment adviser, and the Portfolio’s investment adviser is Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp. (“EVC”), both with offices at Two International Place, Boston, MA 02110. Eaton Vance and its predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $580 billion on behalf of mutual funds, institutional clients and individuals. Each investment adviser manages investments pursuant to an investment advisory agreement. The Fund will be allocated its pro rata share of the advisory fee paid by the Portfolio.

On October 8, 2020, Morgan Stanley and EVC announced that they had entered into a definitive agreement under which Morgan Stanley will acquire EVC (the “Transaction”). The Fund’s investment adviser is a wholly-owned subsidiary of EVC and would become an indirect wholly-owned subsidiary of Morgan Stanley as a result of the acquisition. The acquisition is subject to the completion or waiver of customary closing conditions, and is expected to close in the second quarter of 2021.

Eaton Vance Stock NextShares	20	Prospectus dated May 1, 2020 as revised February 17, 2021

Pursuant to the 1940 Act, consummation of the Transaction may be deemed to result in the automatic termination of the Fund’s investment advisory agreement with its investment adviser. The consummation of the Transaction also may be deemed to result in the automatic termination of the Fund’s sub-advisory agreement, if applicable. Therefore, the Fund’s Board of Trustees has approved a new investment advisory agreement with its investment adviser and has approved a new sub-advisory agreement with the sub-adviser, if applicable, to be effective upon consummation of the Transaction and will submit such agreements to the Fund’s shareholders for approval at a joint special meeting of shareholders to be held on February 18, 2021 (or any adjournment thereof). Shareholders of record of the Fund at the close of business on December 11, 2020, who have voting power with respect to such shares, are entitled to be present and to vote at the meeting. For purposes of the above two paragraphs only, references to “the Fund” are to each Fund and its corresponding Portfolio(s), as applicable.The Fund’s most recent semiannual report covering the fiscal period ending June 30 provides information regarding the basis for the Trustees’ approval of the Fund’s investment advisory and administrative agreement and the Portfolio’s investment advisory agreement.

Fund. Under its investment advisory and administrative agreement with the Fund, Eaton Vance receives a monthly fee for investment management services based on the average daily net assets of the Fund that are not invested in other investment companies for which Eaton Vance or its affiliates serves as investment adviser or administrator (“Direct Assets”) as follows:

Direct Assets	Annual Fee Rate
Up to $500 million	0.600%
$500 million but less than $1 billion	0.575%
$1 billion but less than $2.5 billion	0.550%
$2.5 billion but less than $5 billion	0.530%
$5 billion and over	0.515%

For the fiscal year ended December 31, 2019, the Fund incurred no advisory fees on Direct Assets.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)*
Up to $500 million	0.600%
$500 million but less than $1 billion	0.575%
$1 billion but less than $2.5 billion	0.550%
$2.5 billion but less than $5 billion	0.530%
$5 billion and over	0.515%
*	Pursuant to a fee reduction agreement effective January 1, 2016.

For the fiscal year ended December 31, 2019, the effective annual rate of investment advisory fee paid to BMR based on average daily net assets of the Portfolio was 0.59%.

Charles B. Gaffney has served as the portfolio manager of the Fund since it commenced operations in February 2016 and of the Portfolio since November 2007. He is a Vice President of Eaton Vance and BMR and has managed other Eaton Vance portfolios for more than five years.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

NextShares Operations Agreement. The Fund has entered into an agreement with Eaton Vance pursuant to which Eaton Vance will provide the Fund with services required to operate NextShares in accordance with the exemptive order obtained by Eaton Vance and the NextShares Trust. Pursuant to the agreement, Eaton Vance will receive a monthly fee at a rate of 0.05% annually of the aggregate average net assets of the NextShares funds sponsored by Eaton Vance (“Covered Assets”), which is reduced for Covered Assets of $10 billion and above. For the fiscal year ended December 31, 2019, the Fund paid Eaton Vance a fee of 0.05% of average daily net assets pursuant to the operations agreement.

Eaton Vance Stock NextShares	21	Prospectus dated May 1, 2020 as revised February 17, 2021

Distributor. Foreside Fund Services, LLC, (the “Distributor”) is the Fund’s distributor. The Distributor distributes Creation Units of the Fund, but does not maintain a secondary market in shares of the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Organization. The Fund is a series of Eaton Vance NextShares Trust, a Massachusetts business trust (the “Trust”). The Fund does not hold annual investor meetings but may hold special meetings for matters that require investor approval (such as electing or removing Trustees, approving management or advisory contracts or changing investment policies that may only be changed with investor approval).

How Net Asset Value is Determined

The Fund values its shares once each day that the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). If trading on the Exchange is halted for the day before the scheduled close of regular trading, the Fund’s net asset value per share generally will still be calculated as of the scheduled close of regular trading on the Exchange. The net asset value is determined by dividing the current value of the Fund’s assets less liabilities by the number of Fund shares outstanding. The Fund’s calculated NAV may be rounded to the nearest cent prior to publishing. As described under “Buying and Selling Shares” below, Fund shares trade in the secondary market at the Fund’s next-computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Investors transacting in Fund shares will be informed of their final trade price after the Fund’s NAV is determined at the end of the trading day.

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to the investment adviser(s) the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by the Fund are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices. Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

An instrument’s “fair value” is the amount that the owner might reasonably expect to receive for the instrument upon its current sale in the ordinary course of business. Under certain limited circumstances, the Fund may use fair value pricing if, for example, market prices or a pricing service's prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region. In addition, for foreign equity securities, total return swaps and futures contracts on foreign indices that meet certain criteria, the Board has approved the use of a fair value service that values such investments to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other investments that have a strong correlation to the fair valued investments. An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have been sold during the period in which fair valuation was used with respect to such investment to calculate the Fund’s NAV. Because foreign investments held by the Fund, if any, may trade on days when Fund shares are not priced, the value of such investments, and thus the net asset value of the Fund’s shares, can change on days when Fund shares cannot be redeemed or purchased. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Buying and Selling Shares

Trading in the Secondary Market. Shares of the Fund are listed and available for trading on the Listing Exchange during its core trading session (generally 9:30 am until 4:00 pm Eastern Time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. There can be no guarantee that an active trading market will develop or be maintained, or that the Fund’s listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market.

Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. Due to applicable brokerage charges and other trading costs, frequent trading may detract from realized investment returns. Trading commissions are frequently a fixed dollar amount, and therefore may be proportionately more costly when buying or selling small amounts of shares.

Eaton Vance Stock NextShares	22	Prospectus dated May 1, 2020 as revised February 17, 2021

When you buy or sell Fund shares in the secondary market, you will pay or receive the Fund’s next-computed NAV plus or minus a trading cost (i.e., premium or discount to NAV) determined at the time of trade execution. The final price of each purchase and sale of Fund shares is determined and confirmed after calculation of that day’s NAV.

The premium or discount to NAV at which the Fund’s share transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. The cost to buy shares (i.e., premium to NAV) will generally increase when there is an imbalance of buyers over sellers and as the costs of creating Creation Units increase. The cost to sell shares (i.e., discount below NAV) will generally increase when there is an imbalance of sellers over buyers and as the costs of redeeming Creation Units increase. Reflecting these and other market factors, prices for Fund shares in the secondary market may be above, at or below NAV. Trading premiums and discounts to the Fund’s NAV may be significant. Different from how Fund shares trade, purchases and sales of mutual fund shares are made at the next determined NAV and transactions in shares of ETFs are priced intraday and not directly related to the ETF’s NAV.

Information regarding the trading history of Fund shares is available on the Fund’s website at www.eatonvance.com. Each business day, the website displays the prior business day’s NAV and the following trading information for such day:

•	intraday high, low, average and closing prices of shares in exchange trading, expressed as premiums/discounts to NAV;
•	the midpoint of the highest bid and lowest offer prices as of the close of exchange trading, expressed as a premium/discount to NAV;
•	the spread between highest bid and lowest offer prices as of the close of exchange trading; and
•	volume of shares traded.

The website also includes charts showing the frequency distribution and range of values of NAV-based trading prices, closing bid/ask midpoints and closing bid/ask spreads over time. This trading information is intended to provide useful information to current buyers and sellers of Fund shares.

Trading prices of shares are directly linked to the Fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.

The Listing Exchange is generally open for trading Monday through Friday of each week, except that it is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A “Business Day” with respect to the Fund’s secondary market trading and transaction in Creation Units is each day the Listing Exchange is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with your financial intermediary occurs within a specified period of time. Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account.

Shares of the Fund may be acquired from the Fund through the Distributor or redeemed from the Fund only in Creation Units or multiples thereof, as discussed in “Creations and Redemptions” below.

Intraday Indicative Values. At periodic intervals of not more than 15 minutes during the Listing Exchange’s regular trading session, an indicative estimate of the Fund’s current portfolio value will be disseminated. The IIV calculations are estimates of the real-time value of the Fund’s underlying holdings based on current market prices and should not be viewed as a projection of NAV, which is calculated only once a day. The purpose of IIVs is to help investors determine the number of shares to buy or sell if they want to transact in an approximate dollar amount. Because IIVs will generally differ from the end-of-day NAV of the Fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. IIVs may deviate from NAVs for various reasons, including use by the IIV agent of different pricing sources than used to calculate NAVs and/or difficulty pricing portfolio instruments on an intraday basis. Investors should understand that share transaction prices are based on closing NAVs, and that NAVs may vary significantly from IIVs during periods of market volatility. Neither the Fund, the Trust nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of IIVs nor make any warranty as to their accuracy.

Eaton Vance Stock NextShares	23	Prospectus dated May 1, 2020 as revised February 17, 2021

Creations and Redemptions. The Fund issues and redeems shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through Authorized Participants. Each Authorized Participant must enter into an Authorized Participant agreement with the Distributor. A creation transaction, which is subject to acceptance by the Fund’s Distributor, generally takes place when an Authorized Participant submits an order in proper form and deposits into the Fund the Basket of securities, other instruments and/or cash that the Fund specifies for that day.

To preserve the confidentiality of the Fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the Fund’s portfolio positions and may vary significantly from the Fund’s current portfolio. Securities being acquired will generally be excluded from the Basket until their purchase is completed and securities being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the Fund and its investors, other portfolio positions may be excluded from the Basket. The Fund’s Basket will be available on the Fund’s website each day. Whenever portfolio positions are excluded from the Basket, the Basket may (but is not required to) include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions. See “Buying and Selling Shares - Purchase and Redemption of Creation Units” in the SAI. By not disclosing its full holdings currently, the Fund can maintain the confidentiality of portfolio trading information and mitigate the potentially dilutive effects of other market participants front-running the Fund’s trades.

Shares may be redeemed only in Creation Units in exchange for the current Basket as described above, provided that the Fund may permit an Authorized Participant to deliver or receive cash in lieu of some or all of the Basket instruments in limited circumstances as described under “Buying and Selling Shares – Payment” in the SAI. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form, plus or minus the applicable transaction fee (see “Transaction Fees” below). Transactions in Creation Units are not subject to a sales charge.

A creation or redemption order is considered to be in proper form if all procedures set forth in this Prospectus, the Authorized Participant agreement, order form and SAI are properly followed. For an order to be in proper form, the order must be submitted by an authorized person of an Authorized Participant and include all required information prior to the designated cut-off time (e.g., identifying information of the Authorized Participant and authorized person, Fund the order relates to, type of order, number of Creation Units being issued or redeemed, and personal identification number, signature and/or other means of identification of the authorized person). See “Additional Tax Information” for information regarding taxation of transactions in Creation Units.

The Fund will comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with securities, including that the securities accepted for deposit and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

An Authorized Participant must be either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a DTC participant, and must have executed an Authorized Participant agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may occur. Brokers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether a party is an underwriter must take into account all the relevant facts and circumstances of each particular case. Brokers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time. When considering that no restriction on frequent purchases and redemptions is necessary, the Board of Trustees of the Trust (the “Board”) evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased

Eaton Vance Stock NextShares	24	Prospectus dated May 1, 2020 as revised February 17, 2021

transaction costs. The Board considered that, unlike most mutual funds, the Fund charges transaction fees on purchases and redemptions that are designed to protect the Fund from the associated dilution (see “Transaction Fees” below). Given the Fund’s structure and use of transaction fees, the Board has determined that it is unlikely that attempts to market time the Fund by investors will materially harm the Fund or its investors.

Transaction Fees. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by NSCC or DTC, and the estimated transaction costs (i.e., brokerage commissions, bid-ask spread and market impact trading costs) incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the investment adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The Fund’s transaction fee will be available on the Fund’s website each day. The purpose of transaction fees is to protect the Fund’s existing investors from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ among NextShares funds and may vary over time for the Fund depending on the estimated trading costs for its portfolio positions and Basket, processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption event, amounts varying with the number of Creation Units purchased or redeemed, and amounts varying based on the time an order is placed. Funds that substitute cash for Basket instruments may impose higher transaction fees on the substituted cash amount. Higher transaction fees may apply to purchases and redemptions through DTC than through the NSCC.

Book Entry. Fund shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for shares of the Fund. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes. Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. To exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Investments by Registered Investment Companies. The Fund is a registered investment company under the 1940 Act. Accordingly, purchases of Fund shares by other registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order of the SEC. The NextShares Trust has received exemptive relief to permit registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1)(A), of the 1940 Act, subject to certain terms and conditions, including that the registered investment company first enters into a written agreement with the Trust regarding the terms of the investment in Fund shares.

Distribution

The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is the “principal underwriter” for the Trust in connection with the issuance of Creation Units of each Fund.

All orders to purchase Creation Units of the Fund must be placed with State Street Bank and Trust Company, the Transfer and Dividend Disbursing Agent (the “Transfer Agent”) by or through an Authorized Participant, and it is the responsibility of the Transfer Agent to transmit such orders to the Fund. The Transfer Agent furnishes to those placing such orders confirmation that the orders have been accepted, but the Transfer Agent may reject any order that is not submitted in proper form.

The Distributor is responsible for delivering a copy of the Fund's Prospectus to Authorized Participants purchasing Creation Units and the Transfer Agent and the Distributor are responsible for maintaining records of the orders placed and any confirmations of acceptance furnished. In addition, the Custodian will maintain a record of the instructions given to the Fund to implement the delivery of Creation Units.

The investment adviser (or one of its affiliates) may make payments to financial intermediaries related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or for making shares of the Fund available to their customers. Such payments, which may be significant to the financial intermediary, are not made by the Fund. Rather, such payments are made by the investment adviser (or one of its affiliates) from its own resources. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to a financial intermediary create conflicts of interest between such intermediary and its customers and may cause the intermediary to recommend the Fund over another investment.

Eaton Vance Stock NextShares	25	Prospectus dated May 1, 2020 as revised February 17, 2021

To the extent permitted by applicable law or relevant exchange rules, the Fund may in the future, but is not required to, participate in certain market maker incentive programs of a national securities exchange pursuant to which Eaton Vance or one of its affiliates would pay a fee to the exchange to be used for the purpose of incentivizing one or more market makers to enhance the liquidity and quality of the secondary market for Fund shares. The fee would be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to Fund shares. Each market maker incentive program is subject to approval by the SEC. Any such fee payments made to an exchange will be made by Eaton Vance or one of its affiliates from its own resources and will not be paid by the Fund.

Portfolio Holdings Disclosure

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning fund characteristics. A description of these policies and procedures is provided below and in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

A list of the Fund’s portfolio holdings as of each month end is posted to the Eaton Vance website (www.eatonvance.com) approximately one month after such month end. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation by market sector or geography) at least quarterly on the Eaton Vance website approximately ten Business Days after the period end. The Fund may also post performance attribution as of a month end or more frequently if deemed appropriate. In addition, the Fund files with the SEC annual and semiannual reports on Form N-CSR, substantial information regarding its portfolio holdings as of the end of the third month of each fiscal quarter on the Fund’s form N-PORT, as well as a complete list of the portfolio holdings on Part F to the Fund’s Form N-PORT as of the end of the first and third fiscal quarters. The Fund’s reports on Form N-CSR or Form N-PORT may be viewed on the SEC’s website (www.sec.gov) and the Eaton Vance website approximately 60 days after quarter end.

The Fund’s actual holdings on a particular day may vary significantly from the most recent publicly disclosed portfolio composition. As described above under “Additional Information about NextShares – How NextShares Compare to ETFs,” the Fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of Fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the Fund’s current holdings.

Fund Distributions

The Fund expects to declare dividend distributions annually, and intends to distribute any net realized capital gains annually. Dividend payments may not be paid if Fund expenses exceed Fund income for the period. It may also be necessary, in order to qualify for favorable tax treatment and avoid any Fund-level tax, for the Fund to make a special income and/or capital gains distribution at the end of the calendar year. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will generally be automatically reinvested in additional shares of the Fund purchased in the secondary market.

Additional Tax Information

A portion of any distribution of the Fund’s investment income may, and any distribution by the Fund of net realized short-term capital gains generally will, be taxed as ordinary income. Distributions of any net gains from investments held for more than one year generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund or Portfolio owned (or is treated as having owned) the investments that generated them, rather than how long an investor has owned his or her shares in the Fund. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” (as further described in the SAI) will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at the investor, Fund and, if applicable, Portfolio levels. Over time, distributions by the Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of the Fund’s income distributions may be eligible for the dividends-received deduction for corporations. The Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A return of capital generally will not be taxable to investors but will reduce the cost basis of an investor’s shares and result in a higher reported capital gain or a lower reported capital loss on a subsequent taxable disposition of such shares.

Eaton Vance Stock NextShares	26	Prospectus dated May 1, 2020 as revised February 17, 2021

Investors who purchase shares at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to investors as if received on December 31 of the prior year. A redemption of Fund shares is generally a taxable transaction.

Purchasers of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units and the purchaser’s aggregate basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming investor’s basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received plus (or minus) the cash amount received (or paid).

The Internal Revenue Service (“IRS”) may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales.” In such a case, the basis of the Creation Units will be adjusted to reflect the disallowed loss. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible. Any capital gain or loss realized by an investor upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.

The Portfolio is treated as a partnership for federal income tax purposes. Each investor in the Portfolio, including the Fund, is allocated its proportionate share of Portfolio income, gains, losses, expenses and other tax items.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease the yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. Investors generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund or Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to investors who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain investors are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against an investor’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. In addition, the IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays. For more detailed information regarding FATCA withholding and compliance, please refer to the SAI.

Investors should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Eaton Vance Stock NextShares	27	Prospectus dated May 1, 2020 as revised February 17, 2021

Financial Highlights

The financial highlights are intended to help you understand the Fund’s financial performance for the period(s) indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Year Ended December 31,			Period Ended December 31,
	2019	2018	2017(1)	2016(1)(2)
Net asset value - Beginning of period	$11.670	$13.010	$11.160	$10.000
Income (Loss) From Operations
Net investment income(3)	$0.141	$0.153	$0.170	$0.149
Net realized and unrealized gain (loss)	4.035	(0.900)	2.098	1.069
Total income (loss) from operations	$4.176	$(0.747)	$2.268	$1.218
Less Distributions
From net investment income	$(0.132)	$(0.269)	$(0.068)	$(0.064)
From net realized gain	(1.050)	(0.328)	(0.352)	—
Total distributions	$(1.182)	$(0.597)	$(0.420)	$(0.064)
Portfolio transaction fee, net(3)	$0.006	$0.004	$0.002	$0.006
Net asset value - End of period	$14.670	$11.670	$13.010	$11.160
Total Return on Net Asset Value(4)(5)	35.95%	(5.50)%	20.43%	12.19%(6)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,603	$5,250	$12,354	$25,098
Ratios (as a percentage of average daily net assets):(7)
Expenses(5)	0.65%	0.65%	0.65%	0.65%(8)
Net investment income	1.00%	1.14%	1.42%	1.61%(8)
Portfolio Turnover of the Portfolio	55%	90%	101%	118%(9)
(1)	Per share data reflects a 2-for-1 share split effective March 9, 2018.
(2)	For the period from the start of business, February 25, 2016, to December 31, 2016.
(3)	Computed using average shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of a market-determined premium or discount. Investment returns assume that all distributions have been reinvested at net asset value.
(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 1.45%, 0.95%, 0.61% and 0.84% of average daily net assets for the years ended December 31, 2019, 2018 and 2017 and the period ended December 31, 2016, respectively). Absent this reimbursement, total return would be lower.
(6)	Not annualized.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(8)	Annualized.
(9)	For the Portfolio’s year ended December 31, 2016.

Eaton Vance Stock NextShares	28	Prospectus dated May 1, 2020 as revised February 17, 2021

More Information

About the Fund: More information is available in the Statement of Additional Information. The Statement of Additional Information is incorporated by reference into this Prospectus. Additional information about the Fund’s and Portfolio’s investments is available in the annual and semiannual reports (collectively, the “reports”). In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year. You may obtain free copies of the Statement of Additional Information and the reports on Eaton Vance’s website at www.eatonvance.com or by contacting the Fund:

Eaton Vance NextShares Trust
Two International Place
Boston, MA 02110
1-800-262-1122

Information about the Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Fund's Investment Company Act No. is 811-22982.	NextShares® is a registered trademark of NextShares Solutions LLC. All rights reserved.
20937 2.17.21	© 2021 Eaton Vance Management

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